UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 7, 2011
Date of Report (Date of earliest event reported)

Imperial Resources, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-53332	83-0512922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 East 6th Street, Suite 900, Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

 (512) 422-2493
Registrant’s telephone number, including area code

(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant.

a) On January 27, 2011, Imperial Resources, Inc. (“Imperial or the Company”) was notified by the SEC that the Public Accounting Oversight Board (“PCAOB”) had revoked the registration of J. Crane CPA, P.C. (“J. Crane”) on January 19, 2011. J. Crane was the Company’s former independent registered public accounting firm for the year ended March 31, 2009.

On June 17, 2009, J. Crane was dismissed as the Company’s Independent Auditor.

Between August 2, 2007, (the date of engagement) and June 17, 2009 (the date of resignation) there were no disagreements with J. Crane on any matter of accounting principles or practices, financial statement disclosure, or auditing procedure, other than a audit scope modification due to Company’s uncertainty regarding its ability to continue as a going concern for the period from August 7, 2007 to March 31, 2008, and for the year ended March 31, 2009.

The Company furnished J. Crane with a copy of this disclosure at the last known address of 47 Third Street, Suite 301, Cambridge Massachusetts, 02141. Taking into account the detail of the revocation of J. Crane’s registration order dated January 19, 2011 issued by the PCAOB, which states that J. Crane prevented PCAOB inspections and failed to provide inspection materials to the PCAOB during 2009 and 2010, and based on the fact that the Company is unable to contact J. Crane, we do not anticipate receipt of a response from J. Crane.

b) On June 17, 2009, upon the authorization and approval of the board of directors, the Company engaged Madsen & Associates, CPA’s INC., Certified Public Accountant (“Madsen”) as its independent registered public accounting firm.

No consultations occurred between the Company and Madsen during the period from inception August 2, 2007 through June 17, 2009, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 - Financial Statements and Exhibits

(d)          Exhibits.

Exhibits

Exhibit No.	Exhibit Name
16.1	None

Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

Imperial Resources, Inc.

Dated: February 7, 2011	By: /s/ Robert Durbin
Robert Durbin
PresidentChief Executive Officer (Principal Executive Officer)